As filed with the Securities and Exchange Commission on February 6, 2017.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23069

The Cushing MLP Infrastructure Master Fund
 (Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225
 (Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440, Dallas, TX 75225
 (Name and address of agent for service)

214-692-6334
(Registrant’s telephone number, including area code)

Date of fiscal year end: November 30, 2016

Date of reporting period:  November 30, 2016

Item 1. Reports to Stockholders.

THE CUSHING® MLP INFRASTRUCTURE MASTER FUND

ANNUAL REPORT

November 30, 2016

The Cushing® MLP Infrastructure Master Fund
TABLE OF CONTENTS

Allocation of Portfolio Assets	1

Schedule of Investments	2

Statement of Assets and Liabilities	4

Statement of Operations	5

Statement of Changes in Net Assets	6

Statement of Cash Flows	7

Financial Highlights	8

Notes to Financial Statements	9

Report of the Independent Registered Public Accounting Firm	13

Additional Information	14

Board Approval of Investment Management Agreement	15

Trustees and Executive Officers	16

The Cushing® MLP Infrastructure Master Fund
ALLOCATION OF PORTFOLIO ASSETS (1)
November 30, 2016 (Unaudited)
(Expressed as a Percentage of Total Investments)

The Cushing® MLP Infrastructure Master Fund
SCHEDULE OF INVESTMENTS

	November 30, 2016

	Shares	Fair Value
Common Stock - 16.5%
General Partners - 5.8%
United States - 5.8%
Targa Resources Corporation	43,000	$2,291,470

Large Cap Diversified - 5.8%
United States - 5.8%
Kinder Morgan, Inc.	103,200	2,291,040

Diversified General Partners - 4.9%
United States - 4.9%
Semgroup Corporation	53,860	1,941,653

Total Common Stock (Cost $3,727,745)		$6,524,163

Master Limited Partnerships and Related Companies - 80.1%
Crude Oil & Refined Products - 26.9%
United States - 26.9%
Buckeye Partners, L.P.	19,700	$1,267,498
Enbridge Energy Partners, L.P.	46,300	1,143,610
Genesis Energy, L.P.	31,300	1,093,622
MPLX, L.P.	62,600	2,056,410
NuStar Energy, L.P.	13,900	663,586
Phillips 66 Partners, L.P.	21,500	970,295
Shell Midstream Partners, L.P.	44,200	1,219,036
Sunoco Logistics Partners, L.P.	44,500	1,054,205
Tesoro Logistics, L.P.	25,600	1,206,528
		10,674,790
General Partners - 4.0%
United States - 4.0%
Energy Transfer Equity, L.P.	92,100	1,568,463

Large Cap Diversified - 28.1%
United States - 28.1%
Energy Transfer Partners, L.P.	61,500	2,159,880
Enterprise Products Partners, L.P.	76,300	1,978,459
Magellan Midstream Partners, L.P.	15,100	1,045,675
ONEOK Partners, L.P.	33,500	1,400,300
Plains All American Pipeline, L.P.	68,200	2,247,190
Williams Partners, L.P.	63,200	2,306,800
		11,138,304
Natural Gas Gatherers & Processors - 11.0%
United States - 11.0%
Enable Midstream Partners, L.P.	81,000	1,265,220
Enlink Midstream Partners, L.P.	91,400	1,601,328
Western Gas Partners, L.P.	26,300	1,500,941
		4,367,489

The Cushing® MLP Infrastructure Master Fund
SCHEDULE OF INVESTMENTS (Continued)

	November 30, 2016

	Shares	Fair Value
Natural Gas Transportation & Storage - 7.3%
United States - 7.3%
Dominion Midstream Partners, L.P.	48,800	$1,249,280
EQT Midstream Partners, L.P.	22,700	1,662,321
		2,911,601
Propane - 2.8%
United States - 2.8%
NGL Energy Partners, L.P.	60,400	1,120,420

Total Master Limited Partnerships and Related Companies (Cost $27,881,192)		$31,781,067

Short-Term Investments - Investment Companies - 3.6%
United States - 3.6%
Fidelity Government Portfolio Fund - Institutional Class, 0.28%(1)	359,046	$359,046
First American Prime Obligations Fund - Class Z, 0.25%(1)	359,045	359,045
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.29%(1)	359,045	359,045
STIT-Government & Agency Portfolio, 0.29%(1)	359,045	359,045
Total Short-Term Investments (Cost $1,436,181)		$1,436,181

Total Investments - 100.2% (Cost $33,045,118)		$39,741,411
Liabilities in Excess of Other Assets - (0.2)%		(96,892)
Total Net Assets Applicable to Unitholders - 100.0%		$39,644,519

Percentages are stated as a percent of net assets.
(1) Rate reported is the current yield as of November 30, 2016.

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF ASSETS & LIABILITIES

November 30, 2016
Assets
Investments at fair value (cost $33,045,118)	$39,741,411
Prepaid expenses	4,760
Total assets	39,746,171

Liabilities
Payable to Adviser, net of waiver	28,286
Accrued expenses	73,366
Total liabilities	101,652

Preferred Shares
Net assets	$39,644,519

Net Assets Consisting of
Additional paid-in capital	$43,249,876
Accumulated net investment loss	(541,791)
Accumulated realized loss	(3,160,395)
Net unrealized appreciation on investments	96,829
Net assets	$39,644,519

Net Asset Value, 49,960.40 units outstanding	$793.52

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF OPERATIONS

Year Ended November 30, 2016
Investment Income
Distributions and dividends received	$2,544,017
Less: return of capital on distributions	(2,429,164)
Distribution and dividend income	114,853
Interest income	1,756
Total Investment Income	116,609

Expenses
Management fees	355,115
Professional fees	90,000
Administrator fees	60,237
Fund accounting fees	36,598
Trustees' fees	26,268
Custodian fees and expenses	11,914
Registration fees	5,910
Insurance expense	3,400
Other expenses	5,410
Total Expenses	594,852
Less: expense reimbursement by Adviser, net of waiver	(64,218)
Net Expenses	530,634
Net Investment Loss	(414,025)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(2,206,923)
Net change in unrealized appreciation of investments	8,138,101
Net Realized and Unrealized Gain on Investments	5,931,178
Increase in Net Assets Resulting from Operations	$5,517,153

The Cushing® MLP Infrastructure Master Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2016	Period From July 1, 2015(1) Through November 30, 2015

Operations
Net investment loss	$(414,025)	$(127,766)
Net realized loss on investments	(2,206,923)	(953,472)
Net change in unrealized appreciation (depreciation)
of investments	8,138,101	(8,041,272)
Net increase (decrease) in net assets
resulting from operations	5,517,153	(9,122,510)
Distributions and Dividends to Common Unitholders
Net investment income	-	-
Return of capital	(2,390,879)	(421,528)
Total distributions and dividends
to common unitholders	(2,390,879)	(421,528)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	4,357,803	40,685,136
Distribution reinvestments	870,067	149,277
Net increase in net assets from
capital share transactions	5,227,870	40,834,413
Total increase in net assets	8,354,144	31,290,375
Net Assets
Beginning of period	31,290,375	-
End of period	$39,644,519	$31,290,375
Accumulated net investment loss
at the end of the period	$(541,791)	$(127,766)

(1) Commencement of Operations

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF CASH FLOWS

Year Ended November 30, 2016
OPERATING ACTIVITIES

Increase in Net Assets Resulting from Operations	$5,517,153
Adjustments to reconcile increase in net assets resulting from operations to net cash used in operating activities
Net realized loss on sales of investments	2,206,923
Net change in unrealized appreciation of investments	(8,138,101)
Return of capital on distributions	2,429,164
Purchases of investments in securities	(24,128,447)
Proceeds from sales of investments in securities	19,009,724
Net proceeds from sales of short-term investments	254,042
Changes in operating assets and liabilities
Prepaid expenses	(4,760)
Receivable from Adviser	31,229
Payable to Adviser, net of waiver	28,286
Accrued expenses	(42,204)
Net cash used in operating activities	(2,836,991)
FINANCING ACTIVITIES
Proceeds from issuance of units	4,357,803
Distributions paid	(1,520,812)
Net cash provided by financing activities	2,836,991
CHANGE IN CASH	-

CASH:
Beginning of fiscal year	-
End of fiscal year	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$870,067

The Cushing® MLP Infrastructure Master Fund
FINANCIAL HIGHLIGHTS

	Year Ended November 30, 2016	Period From July 1, 2015 (1) through November 30, 2015

Per Unit Data (2)
Net Asset Value, beginning of
period	$744.39	$1,000.00
Income from Investment Operations:
Net investment loss	(8.63)	(3.38)
Net realized and unrealized
gain (loss) on investments	109.36	(240.06)
Total increase (decrease) from investment operations	100.73	(243.44)
Less Distributions and Dividends to Common Unitholders:
Net investment income	-	-
Return of capital	(51.60)	(12.17)
Total distributions and dividends to common unitholders	(51.60)	(12.17)
Net Asset Value, end of period	$793.52	$744.39

Total Investment Return (3)	13.5%	(24.3)	%(4)
Supplemental Data and Ratios
Net assets, end of period	$39,644,519	$31,290,375

Ratio of expenses to average
net assets before waiver (5)	1.7%	2.5%

Ratio of expenses to average
net assets after waiver (5)	1.5%	1.5%

Ratio of net investment
loss to average net
assets before waiver (5)	(1.4)%	(2.0)%

Ratio of net investment
loss to average net
assets after waiver (5)	(1.2)%	(1.0)%

Portfolio turnover rate	54.68%	12.63	%(4)

(1) Commencement of operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Individual returns and ratios may vary based on the timing of capital transactions.
(4) Not annualized.
(5) All income and expenses are annualized for periods less than one full year.

The Cushing® MLP Infrastructure Master Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

1.	Organization
The Cushing® MLP Infrastructure Master Fund (the "Master Fund"), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated May 4, 2015 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Master Fund commenced operations on July 1, 2015. The Master Fund's investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.

The Cushing® MLP Infrastructure Fund I (the "Feeder Fund I"), was organized as a Delaware statutory trust and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  Feeder Fund I commenced operations on March 1, 2010.  The Feeder Fund I's investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders and does so by investing substantially all of its investable assets in the Master Fund.

The Cushing® MLP Infrastructure Fund II (the "Feeder Fund II", together with the "Feeder Fund I" the "Feeder Funds"), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated May 4, 2015 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Feeder Fund II's investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders and does so by investing substantially all of its assets in the Master Fund.

The Master Fund and Feeder Funds are managed by Cushing® Asset Management, LP (the "Adviser").

2.	Significant Accounting Policies

A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") as detailed in the Financial Accounting Standards Board's Accounting Standards Codification.

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Master Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Master Fund's Board of Trustees ("Board of Trustees" or "Trustees") from time to time.  The valuation of the portfolio securities of the Master Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, "NASDAQ").  Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior trading day may be used.  Short-term investments are generally priced at the ending net asset value provided by the service agent of the funds.

(ii) The Master Fund's non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a first in, first out cost basis.  Interest income is recognized on an accrual basis.  Distributions and dividends (collectively referred to as "Distributions") are recorded on the ex-dividend date. Distributions received from the Master Fund's investments in master limited partnerships ("MLPs") generally are comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, the Master Fund uses return of capital and income estimates to determine the dividend income received from MLP Distributions. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Master Fund.

The Master Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2016, the Master Fund has estimated approximately 95% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

E.  Distributions to Unitholders
Distributions to unitholders are recorded on the ex-dividend date.  The character of Distributions to unitholders are comprised of 100% return of capital.

F. Federal Income Taxation
The Master Fund is treated as a partnership for Federal income tax purposes.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Master Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Master Fund's income or loss on their income tax returns.  The Master Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Master Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Master Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Master Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2016.  The Master Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Master Fund's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The cost basis of the Master Fund's investments as of November 30, 2016 was $33,045,118 and net unrealized appreciation was $6,696,293 (gross unrealized appreciation $8,991,415; gross unrealized depreciation $2,295,122).  The difference between book basis and tax basis is attributable primarily to net unrealized appreciation on investments.

G. Cash Flow Information
The Master Fund makes Distributions from investments, which include the amount received as cash Distributions from MLPs and common stock dividends.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification
Under the Master Fund's organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund.  In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties.  The Master Fund's maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur.

3.	Concentrations of Risk
The Master Fund's investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Master Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Master Fund's securities transactions, money balances, and security positions are transacted with the Master Fund's custodian, U.S. Bank, N.A.  The Master Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial condition of such brokers.

4.	Agreements and Related Party Transactions
The Master Fund has entered into an Investment Management Agreement (the "Agreement") with the Adviser.  Under the terms of the Agreement, the Master Fund pays the Adviser a management fee, payable monthly in arrears, equal to 0.083% (1.0% per annum) of the net assets of the Master Fund for services and facilities provided by the Adviser to the Master Fund.

The Adviser agreed to waive a portion of its management fee and reimburse the Master Fund expenses such that the Master Fund operating expenses would not exceed 1.50% of the Master Fund's net assets through May 31, 2017.  For the fiscal year ended November 30, 2016, the Adviser earned $355,115 in advisory fees and waived fees and reimbursed the Master Fund expenses in the amount of $64,218.

Waived fees and reimbursed Master Fund expenses, including prior year expenses, are subject to potential recovery by year of expiration.  The Adviser's waived fees and reimbursed expenses that are subject to potential recovery are as follows:
Fiscal Year Incurred	Amount Waived/Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Expiration Date
November 30, 2015	$ 134,201	$ -	$ 134,201	November 30, 2018
November 30, 2016	64,218	-	64,218	November 30, 2019
	$ 198,419	$ -	$ 198,419

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Master Fund's Board of Trustees and President of the Master Fund.

U.S. Bancorp Fund Services, LLC serves as the Master Fund's administrator and transfer agent.  The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100 million of the Master Fund's net assets, 0.05% on the next $200 million of net assets and 0.04% on the balance of the Master Fund's net assets above $300 million, with a minimum annual fee of $45,000.

U.S. Bank, N.A. serves as the Master Fund's custodian.  The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Master Fund's average daily market value, with a minimum annual fee of $4,800.

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Master Fund's investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Master Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
	Fair Value as of	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	November 30, 2016	(Level 1)	(Level 2)	(Level 3)
Assets Equity Securities Common Stock	$6,524,163	$6,524,163	$-	$-
Master Limited Partnerships and Related Companies (a)	31,781,067	31,781,067	-	-
Total Equity Securities	38,305,230	38,305,230	-	-
Other Short-Term Investments	1,436,181	1,436,181	-	-
Total Other	1,436,181	1,436,181	-	-
Total Assets	$39,741,411	$39,741,411	$-	$-
(a)	All other industry classifications are identified in the Schedule of Investments. The Master Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2016.

During the fiscal year ended November 30, 2016, the Master Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Investment Transactions
For the fiscal year ended November 30, 2016, the Master Fund purchased (at cost) and sold securities (proceeds) in the amount of $24,128,447 and $19,009,724 (excluding short-term securities), respectively.

7.	Unit Transactions
Units of beneficial interest ("Units") of the Master Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Master Fund's confidential offering memorandum.  The Master Fund is authorized to issue an unlimited number of Units.  The Units are not registered under the Securities Act of 1933 or the securities laws of any state of the United States.  The Master Fund generally offers Units on the first business day of each month.  As of November 30, 2016, the Master Fund had 49,960.40 Units outstanding.

The Master Fund generally intends to pay Distributions quarterly, in such amounts as may be determined from time to time by the Master Fund's Board of Trustees.  Unless a unitholder elects otherwise, Distributions, if any, will be automatically reinvested in additional Units in the Master Fund.  For the fiscal year ended November 30, 2016, the Master Fund issued 1,204.75 units through its dividend reinvestment plan.  The Master Fund may, from time to time, conduct tender offers to repurchase Units from Unitholders in those amounts and on such terms as the Board of Trustees may determine.  The amount of shares in each tender offer is determined quarterly by the Board of Trustees.

As of November 30, 2016, Feeder Fund I and Feeder Fund II owned 99.78% and 0.22% of the outstanding shares of the Master Fund, respectively.

8.	Subsequent Events
The financial statements were approved by the Board of Trustees and available for issuance on January 27, 2017.  The Adviser has evaluated the impact of all subsequent events on the Fund.

On January 17, 2017, the Master Fund commenced a tender offer to repurchase up to 40% of the Master Fund's outstanding units as of January 31, 2017.

On December 1, 2016, the Master Fund issued 340.86 units through its dividend reinvestment plan.

Report of Independent Registered Public Accounting Firm
To the Unitholders and Board of Trustees of
The Cushing® MLP Infrastructure Master Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cushing® MLP Infrastructure Master Fund (the Master Fund) as of November 30, 2016, the related statements of operations and cash flows for the year then ended, and the changes in net assets and financial highlights for the years ended November 30, 2016 and for the period July 1, 2015 through November 30, 2015. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing® MLP Infrastructure Master Fund, as of November 30, 2016, the results of its operations and cash flows for the year then ended, and changes in net assets and financial highlights for the year ended November 30, 2016 and for the period July 1, 2015 through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.
Dallas, Texas
 January 27, 2017

The Cushing® MLP Infrastructure Master Fund
ADDITIONAL INFORMATION (Unaudited)
November 30, 2016

Investment Policies and Parameters
The Commodity Futures Trading Commission ("CFTC") amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Master Fund under the amended rule, the Master Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for "bona fide hedging purposes," as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Fund's portfolio, after taking into account unrealized profits and losses on such positions.  The Master Fund and the Adviser do not believe that complying with the amended rule will limit the Master Fund's ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Master Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. During the fiscal year ended November 30, 2016, the aggregate compensation paid by the Master Fund to the independent trustees was $28,268.  The Master Fund did not pay any special compensation to any of its trustees or officers.  The Master Fund continuously monitors standard industry practices and this policy is subject to change.  The Master Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Master Fund toll-free at (877) 653-1415 and on the SEC's Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains "forward-looking statements" as defined under the U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Master Fund's historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Master Fund's filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Master Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Master Fund's investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Master Fund toll-free at (877) 653-1415; and (ii) on the SEC's Web site at www.sec.gov.

Form N-Q
The Master Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Master Fund's Form N-Q and statement of additional information will be available without charge by visiting the SEC's Web site at www.sec.gov.  In addition, you may review and copy the Master Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Master Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Master Fund's securities.  This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Master Fund's other stockholders or the Master Fund's former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Master Fund's stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Master Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

The Cushing® MLP Infrastructure Master Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
November 30, 2016

Set forth below is information with respect to each of the Trustees and executive officers of the Feeder Funds and Master Fund, including their principal occupations during the past five years. The business address of the Feeder Funds and Master Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University's Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).
(1955)

Ronald P. Trout	Trustee and Chairman of the Nominating, and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
(1939)

Interested Trustees
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	6
E-T Energy Ltd. (2008 - 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1951) (3)

______________________________________
(1)
After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves.  Mr. Bruce is expected to stand for re-election in 2017, Mr. Swank in 2018, and Mr. Trout in 2019.

(2)
The "Fund Complex" includes the Feeder Funds, Master Fund and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2016, there were six funds, including the Feeder Funds and Master Fund, in the Fund Complex.

(3)
Mr. Swank is an "interested person" of the Feeder Funds and Master Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Investment Adviser.

Executive Officers

The following provides information regarding the executive officers of the Feeder Funds and Master Fund who are not Trustees.  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years

John H. Alban	Chief Financial Officer and Treasurer	Officer since 2010
Chief Operating Officer ("COO") and Chief Financial Officer of the Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

(1963)

Barry Y. Greenberg	Chief Compliance Officer and Secretary	Officer since 2010
General Counsel and Chief Compliance Officer of the Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

(1963)

Elizabeth F. Toudouze	Executive Vice President	Officer since 2010	Portfolio manager of the Adviser (2005 – present). Previously, ran a family office.
(1962)

John M. Musgrave	Vice President	Officer since 2013	Vice President and Senior Research Analyst of the Adviser (2007 – present). Previously an investment banker at Citigroup (2005 - 2007) and a research analyst at UBS Investment Bank (2004 – 2005).
(1982)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	21,000	201,000
Audit-Related Fees	None	None
Tax Fees	25,000	30,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Elizabeth F. Toudouze and John Musgrave (the "portfolio managers") are primarily responsible for the day-to-day management of the registrant's portfolio.

(a)(1) The following table provides biographical information about the registrant's portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer since 2007.	Managing Partner of the Investment Adviser since 2003.
Elizabeth F. Toudouze	Executive Vice President since 2010.	Portfolio manager of the Investment Adviser since 2005.
John Musgrave	Vice President since 2013.	Portfolio Manager of the Investment Adviser since 2007.

(a)(2)  The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2016:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	9	$2,030,020,339	0	$ 0
Other pooled investment vehicles	9	$305,256,012	9	$305,256,012
Other accounts	22	$1,175,912,809	1	$3,871,957

Elizabeth F. Toudouze
Registered investment companies	2	$32,806,234	0	$0
Other pooled investment vehicles	0	0	0	$0
Other accounts	17	$699,154,847	0	0
John Musgrave
Registered investment companies	2	$32,809,234	0	$ 0
Other pooled investment vehicles	4	$113,662,732	4	$113,662,732
Other accounts	18	$703,026,804	1	$3,871,957

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the "Affiliated Funds"), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant's. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant's position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant's Board of Trustees and its officers have a fiduciary obligation to act in the registrant's best interest.

The registrant's investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant's investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients' various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant's Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant's investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment  Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment  Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the "1940 Act"), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other clients' assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client's investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2016:

Compensation

Messrs. Swank and Musgrave and Ms. Toudouze are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Mr. Musgrave and Ms. Toudouze each receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser.  The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Some of the other accounts managed by Messrs. Swank and Musgrave and Ms. Toudouze, including the Affiliated Funds, have investment strategies that are similar to the registrant's investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4)  As of November 30, 2016:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	None
Elizabeth F. Toudouze	None
John Musgrave	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2016-06/30/2016	1,704.10	$786.34	1,704.10	$12,994,351.00

Month #2 07/01/2016-07/31/2016	0	0	0	0
Month #3 08/01/2016-08/31/2016	0	0	0	0
Month #4 09/01/2016-09/30/2016^	0	0	0	$15,164,403.00
Month #5 10/01/2016-10/31/2016	0	0	0	0
Month #6 11/01/2016-11/30/2016	0	0	0	0
Total	0	0	0	$28,158,754.00
^The registrant issued a tender offer on April 15, 2016.  The tender offer enabled up to $12,994,351 to be redeemed by shareholders.  The tendered shares were paid out at the June 30, 2016 net asset value per share.
^The registrant issued a tender offer on July 18, 2016.  The tender offer enabled up to $15,164,403 to be redeemed by shareholders.  The tendered shares were paid out at the September 30, 2016 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Cushing MLP Infrastructure Master Fund

By (Signature and Title)*        /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date         February 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date         February 6, 2017

By (Signature and Title)*
John H. Alban, Treasurer & Chief Financial Officer

Date         February 6, 2017